Technology Leaders L.P., Technology Leaders Offshore C.V., Technology Leaders II L.P. and Technology Leaders II Offshore C.V. are members of a group for purposes of Section 13(d) and 13(g) of the Securities Exchange Act of 1934.

TL Ventures Inc. is the general partner of Technology Leaders Management L.P., which is the general partner of Technology Leaders L.P. ("TL") and Technology Leaders Offshore C.V. ("TLO"). TL Ventures Inc. is the general partner of Technology Leaders II Management L.P., which is the general partner of Technology Leaders II L.P. ("TL II") and Technology Leaders II Offshore C.V. ("TLO II"). TL and TLO are venture capital funds which are required by their governing documents to make all investment, voting and disposition actions in tandem. TL II and TLO II are venture capital funds which are required by their governing documents to make all investment, voting and disposition actions in tandem. TL Ventures Inc. is the designated filer of this group.

Joint Filer Information
(i)
Name:  Technology Leaders L.P.
Address:  c/o TL Ventures
Designated Filer:  TL Ventures Inc.
Issuer & Ticker Symbol:  USDATA Corporation (USDC)
Date of Event Requiring  Statement:  08/08/03

Signature:
On behalf of Technology Leaders L.P., by its general partner
Technology Leaders Management L.P., by its general partner
TL Ventures Inc.
/s/Janet L. Stott 08/11/03
Janet L. Stott, Controller

(ii)
Name:  Technology Leaders Offshore C.V.
Address:  c/o TL Ventures
Designated Filer:  TL Ventures Inc.
Issuer & Ticker Symbol:  USDATA Corporation (USDC)
Date of Event Requiring  Statement:  08/08/03

Signature:
On behalf of Technology Leaders Offshore C.V., by its general partner Technology Leaders Management L.P., by its general partner
TL Ventures Inc.
/s/ Janet L. Stott 08/11/03
Janet L. Stott, Controller

(iii)
Name:  Technology Leaders II L.P.
Address:  c/o TL Ventures
Designated Filer:  TL Ventures Inc.
Issuer & Ticker Symbol:  USDATA Corporation (USDC)
Date of Event Requiring  Statement:  08/08/03

Signature:
On behalf of Technology Leaders II L.P., by its general partner
Technology Leaders Management II L.P., by its general partner
TL Ventures Inc.
/s/ Janet L. Stott 08/11/03
Janet L. Stott, Controller

(iv)
Name:  Technology Leaders II Offshore C.V.
Address:  c/o TL Ventures
Designated Filer:  TL Ventures Inc.
Issuer & Ticker Symbol:  USDATA Corporation (USDC)
Date of Event Requiring  Statement:  08/08/03

Signature:
On behalf of Technology Leaders II Offshore C.V., by its general partner Technology Leaders Management II L.P., by its general partner
TL Ventures Inc.
/s/ Janet L. Stott 08/11/03
Janet L. Stott, Controller